UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                February 12, 2003
                        -------------------------------
                                (Date of Report)

                                January 23, 2003
                        -------------------------------
                        (Date of Earliest Event Reported)


                              PHAR-MOR, INC.
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             (Exact name of registrant as specified in its charter)


         Pennsylvania                      0-27050             25-1466309
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(State or other jurisdiction of     (Commission File        (I.R.S. Employer
incorporation or organization)           Number)            Identification No.)


               20 Federal Plaza West, Youngstown, Ohio  44501-0400
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               (Address of principal executive offices) (Zip Code)

                                 330-746-6641
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              (Registrant's telephone number, including area code)

ITEM 9.  Regulation FD Disclosure

         As previously reported, on September 24, 2001 Phar-Mor, Inc. (the "Company") filed voluntary petitions for bankruptcy protection, on behalf of itself and its eight operating subsidiaries, under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio (Case Nos. B-01-4-4007 through B-01-4-4015).

       On January 23, 2003, the bankruptcy court entered an Order approving, among other things, the Company's Disclosure Statement which will be disseminated in accordance with the Order. The deadline for filing objections is March 3, 2003 and a Confirmation Hearing is scheduled for March 11, 2003.

        Attached to this report are copies of the Disclosure Statement and First Amended Joint Plan of Liquidation. Pursuant to the Plan, holders of equity interests in the Company will not receive any payment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 12, 2003                       PHAR-MOR, INC.


                                              By: /s/ John R. Ficarro
                                                  ------------------------------
                                                  John R. Ficarro
                                                  Senior Vice President and
                                                    Chief Administrative Officer


                                              By: /s/ Martin S. Seekely
                                                  ------------------------------
                                                  Marin S. Seekely
                                                  Vice President and Chief
                                                    Financial Officer

                                  EXHIBIT INDEX

Exhibit 99.1      Transmittal of Disclosure Statement.


Exhibit 99.2      Transmittal of First Amended Joint Plan of Liquidation.